UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 12, 2017

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas	75254
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 7.01     REGULATION FD DISCLOSURE
On June 12, 2017, Ashford Hospitality Prime, Inc. ("Ashford Prime" or the “Company”) issued a press release announcing that at its 2017 Annual Meeting of stockholders (the "Annual Meeting") held on Friday, June 9th, its stockholders approved the Company’s amended and restated advisory agreement with Ashford Inc. (NYSE MKT: AINC) with over 95% of shares voted approving the amendment. The amended agreement, previously entered into and announced on January 24, 2017, significantly lowers the termination fee and addresses other investor feedback.
Highlights of the amended agreement include the following:

•	Removal of the tax gross-up provision and the 1.1 times multiple from the calculation of the termination fee.

•	The revenues and allocated expenses of Ashford Inc. used to calculate the termination fee will be publicly disclosed on a quarterly basis.

•	The termination provisions of the advisory agreement have been amended and, specifically, a change in a majority of the Company's incumbent directors no longer triggers a termination fee.

•
The advisor's right under the existing advisory agreement to appoint a "Designated Chief Executive Officer" has been eliminated. The role of the current CEO of Ashford Prime, Richard Stockton, is not impacted by the removal of this provision, and he will continue to serve as CEO in the same capacity as he has since his appointment on November 14, 2016.

•
In addition to the termination fee, a payment of $45 million would be owed to Ashford Inc. in the event the amended agreement is terminated prior to any incremental growth in the hotel portfolio. This amount will reduce ratably to zero over time based on incremental asset growth.

A summary of the terms of the amended agreement and the complete amended agreement can be found in the proxy statement filed by the Company with the SEC on April 28, 2017. Full voting results will be filed with the Securities and Exchange Commission.

A copy of this press release is attached hereto as Exhibit 99.1.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated June 12, 2017

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 12, 2017

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Operating Officer and General Counsel